Exhibit 10.1

EXECUTION VERSION

SUPPLEMENT AND JOINDER AGREEMENT

FOR TRIANGLE CAPITAL CORPORATION CREDIT AGREEMENT

THIS SUPPLEMENT AND JOINDER AGREEMENT (this “Agreement”), dated as of November 1, 2011, is made among Triangle Capital Corporation, a Maryland corporation (the “Borrower”), the Guarantors party to the Credit Agreement referred to below, Branch Banking and Trust Company, as administrative agent and an existing Lender pursuant to the Credit Agreement (the “Administrative Agent”), Fifth Third Bank as an existing Lender pursuant to the Credit Agreement (together with Branch Banking and Trust Company in its capacity as a Lender, the “Existing Lenders”) and Morgan Stanley Bank, N.A., as a new joining Lender pursuant to the Credit Agreement (the “Additional Lender”) and is being executed and delivered pursuant to that certain Credit Agreement, dated as of May 9, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Guarantors, the Administrative Agent and the Existing Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

RECITALS

1. Pursuant to Section 2.14 of the Credit Agreement, the Borrower has notified the Administrative Agent that the Borrower proposes to increase the aggregate Revolver Commitments under the Credit Agreement by $25,000,000 from the current $50,000,000 to $75,000,000.

2. The Existing Lenders have each agreed to increase their Revolver Commitments by $6,250,000 from $25,000,000 to $31,250,000 and the Additional Lender has agreed to extend to the Borrower a new Revolver Commitment in the amount of $12,500,000 and to become a Lender for all purposes of the Credit Agreement.

3. As required by Section 2.14(a) of the Credit Agreement, the Administrative Agent has given each of the Lenders the right of first refusal for participating in the Commitment Increase and each Lender has agreed to participate in such Commitment Increase to the extent reflected in the above recital and herein, and upon the execution of this Agreement and the satisfaction of the conditions set forth in Section 4 herein, all terms, conditions, and requirements for a Commitment Increase contained in the Credit Agreement will have been satisfied.

4. The parties to this Agreement are entering into this Agreement for purposes of effecting the Commitment Increase under the Credit Agreement, the increase to the Revolver Commitments of the Existing Lenders and the extension of the new Revolver Commitment of the Additional Lender, all as contemplated by Section 2.14 of the Credit Agreement.

NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Additional Lender, the Existing Lenders, the Borrower, the Guarantors and the Administrative Agent, intending to be legally bound hereby, agree as follows:

SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Agreement.

SECTION 2. Commitment Increase.

(a) Additional Lender. By executing and delivering this Agreement, the Additional Lender hereby becomes a party to the Credit Agreement as a Lender thereunder with the same force and effect as if originally named therein as a Lender and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Lender thereunder. The Administrative Agent hereby approves the Additional Lender as an Eligible Assignee. The Additional Lender hereby extends to the Borrower, subject to and on the terms and conditions set forth in the Credit Agreement, a Revolver Commitment in the amount of $12,500,000, from and after the Effective Date of this Agreement, and agrees to perform in accordance with the terms thereof all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender thereunder. The Additional Lender represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) from and after the Effective Date of this Agreement, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have and perform all of the obligations of a Lender thereunder, and (iii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements of the Borrower delivered pursuant to Section 5.01 of the Credit Agreement, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to extend the Revolver Commitment to the Borrower pursuant to the terms of the Credit Agreement, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender. The Additional Lender agrees that it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions and analysis in taking or not taking action under the Credit Agreement or any other Loan Documents.

(b) Existing Lenders. By executing and delivering this Agreement, the Existing Lenders hereby agree to an increase of each of their Revolver Commitments from $25,000,000 each to $31,250,000 each.

(c) Remaining Accordion. After giving effect to paragraphs (a) and (b) above, the remaining available Commitment Increases pursuant to Section 2.14(a) of the Credit Agreement are reduced from $40,000,000 to $15,000,000.

2

SECTION 3. Obligations of Lenders. Each party hereto acknowledges and agrees that the Revolver Commitments of the Additional Lender and the other Lenders under the Credit Agreement are several and not joint commitments and obligations of such Lenders.

SECTION 4. Conditions to Effectiveness. Each party hereto agrees that this Agreement and the effectiveness of the Commitment Increase as provided in this Agreement shall be subject to satisfaction by the Borrower of the following conditions and requirements:

(a) The Borrower shall have delivered to the Administrative Agent the following in form and substance satisfactory to the Administrative Agent:

(i) duly executed counterparts of this Agreement signed by the Additional Lender, the Existing Lenders, the Borrower and the Guarantors;

(ii) a duly executed Revolver Note payable to the Additional Lender and duly executed new replacement Revolver Notes in the amount of the increased Revolver Commitments payable to each of the Existing Lenders (the “Revolver Notes”), which shall collectively amend, restate, and supersede in all respects the Revolver Notes originally executed and delivered in connection with the Credit Agreement;

(iii) a certificate of the Secretary or Assistant Secretary of the Borrower and each Guarantor, certifying to and attaching the resolutions adopted by the board of directors (or similar governing body) of such party approving or consenting to the Commitment Increase and the Revolver Notes;

(iv) a certificate of the Chief Financial Officer or another Responsible Officer of the Borrower, certifying that (x) as of the Commitment Increase Date, all representations and warranties of the Borrower and the Guarantors contained in this Agreement and the other Loan Documents are true and correct (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date), (y) immediately after giving effect to the Commitment Increase (including any Borrowings in connection therewith and the application of the proceeds thereof), the Borrower is in compliance with the covenants contained in Article V of the Credit Agreement, and (z) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to such Commitment Increase (including any Borrowings in connection therewith and the application of the proceeds thereof); and

(v) such other documents or items that the Administrative Agent, the Lenders or their counsel may reasonably request.

(b) The Borrower shall have paid to the Administrative Agent, for the account of each of the Lenders (including the Administrative Agent) fees in an amount separately agreed between the Borrower, the Administrative Agent and the Lenders.

3

(c) The Borrower shall have paid to the Administrative Agent, upon application with appropriate documentation, all reasonable costs and expenses of the Administrative Agent, including reasonable fees, charges and disbursements of counsel for the Administrative Agent, incurred in connection with this Agreement and the transactions contemplated herein.

(d) The Additional Lender shall have received from the Borrower a letter from Borrower’s counsel consenting in writing to the reliance by the Additional Lender on the legal opinion previously delivered by Borrower’s counsel to the Administrative Agent on June 13, 2011 in connection with the Credit Agreement. The Required Lenders hereby waive the requirement set forth in Section 2.14(d)(i)(F) for a new legal opinion in connection with the Commitment Increase contemplated by this Agreement.

SECTION 5. Representations and Warranties. The Borrower and the Guarantors hereby represent and warrant to each of the Lenders as follows:

(a) No Default or Event of Default under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Lenders on the date hereof, or shall result from the Commitment Increase.

(b) The Borrower and the Guarantors have the power and authority to enter into this Agreement and issue the Revolver Notes and to do all acts and things as are required or contemplated hereunder or thereunder to be done, observed and performed by them.

(c) Each of this Agreement and the Revolver Notes has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and the Guarantors and constitutes the legal, valid and binding obligations of the Borrower and the Guarantors enforceable against them in accordance with their respective terms.

(d) The execution and delivery of each of this Agreement and the Revolver Notes and the performance by the Borrower and the Guarantors hereunder and thereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation, bylaws or other organizational documents of the Borrower, or any Guarantor that is a corporation, the articles of organization or operating agreement of any Guarantor that is a limited liability company, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which any Borrower, or any Guarantor is party or by which the assets or properties of the Borrower and the Guarantors are or may become bound.

SECTION 6. Effect of Agreement. On the Effective Date, this Agreement shall have the effects set forth in Section 2.14(e) of the Credit Agreement and the Additional Lender and the Administrative Agent shall make such payments and adjustments among the Lenders as contemplated thereby such that each Lender’s Advances remain consistent with their pro rata percentage of the Revolver Commitments after giving effect to the Commitment Increase. The

4

Revolver Commitment of the Existing Lenders and the Additional Lenders shall be as set forth on the signature page to this Agreement. For ease of reference, the percentage interest of each Lender after giving effect to the Commitment Increase is also set forth on the signature pages hereto.

SECTION 7. No Other Amendment. Except as supplemented hereby, the Credit Agreement and all other documents executed in connection therewith shall remain in full force and effect. The Credit Agreement, as supplemented hereby, and all rights, powers and obligations created thereby or thereunder and under the Loan Documents and all such other documents executed in connection therewith are in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Agreement.

SECTION 8. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

SECTION 9. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of North Carolina.

SECTION 10. Effective Date. The date on which the conditions set forth in this Agreement have been satisfied shall be the “Effective Date” of this Agreement.

[The remainder of this page has been intentionally left blank.]

5

IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers and representatives to execute and deliver, this Agreement as of the day and year first above written.

ADDITIONAL LENDER

COMMITMENTS	MORGAN STANLEY BANK, N.A.

	By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

Revolver Commitment:
$12,500,000

Percentage Interest:
16.666666666%

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

BORROWER

TRIANGLE CAPITAL CORPORATION

By:	/s/ Steven C. Lilly
Name: Steven C. Lilly
Title: Chief Financial Officer

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

INITIAL GUARANTORS

ARC INDUSTRIES HOLDINGS, INC.

By:	/s/ Steven C. Lilly

Name:	Steven C. Lilly

Title:	Secretary

BRANTLEY HOLDINGS, INC.

By:	/s/ Steven C. Lilly

Name:	Steven C. Lilly

Title:	Secretary

ENERGY HARDWARE HOLDINGS, INC.

By:	/s/ Steven C. Lilly

Name:	Steven C. Lilly

Title:	Secretary

MINCO HOLDINGS, INC.

By:	/s/ Steven C. Lilly

Name:	Steven C. Lilly

Title:	Secretary

PEADEN HOLDINGS, INC.

By:	/s/ Steven C. Lilly

Name:	Steven C. Lilly

Title:	Secretary

TECHNOLOGY CROPS HOLDINGS, INC.

By:	/s/ Steven C. Lilly

Name:	Steven C. Lilly

Title:	Secretary

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

COMMITMENTS

EXISTING LENDERS

BRANCH BANKING AND TRUST COMPANY,
as Administrative Agent and as a Lender

By:	/s/ Michael Skorich	(SEAL)

Name:	Michael Skorich

Title:	Senior Vice President

Revolver

Commitment:

$31,250,000

Percentage Interest:

41.666666667%

 Lending Office

 Branch Banking and Trust Company

 200 West Second Street, 16th Floor

 Winston-Salem, NC 27101

 Attention: Matthew W. Rush

 Facsimile number: (336) 733-2740

 Telephone number: (336) 733-2422

 And a copy to:

 Jacqueline E. Camp, Esq.

 Womble Carlyle Sandridge & Rice, PLLC

 300 North Greene Street

 Suite 1900

 Greensboro, NC 27401

 Facsimile number: (336) 574-4547

 Telephone number: (336) 574-8069

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

COMMITMENTS

FIFTH THIRD BANK,
as a Lender

By:	/s/ Robert B. Weaver	(SEAL)

Name:	Robert B. Weaver

Title:	Vice President

Revolver
Commitment:
$31,250,000

Percentage Interest:
41.666666667%
Lending Office Fifth Third Bank 2105 Blue Ridge Road, Suite 150 Raleigh, NC 27607 Attention: Robert B. Weaver, V.P. Facsimile number: (919) 573-1918 Telephone number: (919) 573-7802 And a copy to:

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]